Subsequent events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent events
28.	Subsequent events

•

On March 27, 2019, we announced that we decided not to pursue a commercial agreement with Correios because we believe it is in our best interest to have the flexibility to enter into other more favorable commercial agreements and to participate in future competitive bidding processes of Correios for the distribution of domestic air mail. We do not expect the termination of the non-binding commercial agreement with Correios to impact our results of operations in 2019.

•

On March 14th the Company acquired a fully diluted economic stake of 6.1% in TAP – Transportes Aéreos Portugueses SGPS, S.A (“TAP”) from Hainan Airlines (Hong Kong) Co. Limited for a purchase price of US$25 million. The original stake represents 20.0% and 35.6% of the voting rights and economic rights of Atlantic Gateway. As a result, considering Azul’s current investment in TAP through a bond that is convertible into 41.25% of TAP’s economic rights, Azul’s total economic interest in the Portuguese carrier, assuming the bonds are converted, increased to 47.35%.

•

In connection with Avianca Brasil’s judicial recovery process, Azul signed on March 11, 2019 a non-binding agreement to acquire selected Assets of Avianca Brasil. On April 5, 2019, Avianca Brasil’s creditors approved a restructuring plan presented by Avianca Brasil, which provides for the creation of special purpose vehicles to which Avianca Brasil will contribute certain assets and rights, which is different from the assets proposed by Azul. As a result, the agreement signed on March 11 is no longer valid.